Loss Per Common Share (Tables)	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share [Table Text Block]
Net losses were reported during the twelve months ended December 31, 2013 and 2012.  As such, the Company excluded the following items from the computation of diluted loss per common share as their effect would be anti-dilutive:

	Twelve Months Ended
	December 31, 2013	December 31, 2012
Stock options	7,750,478	391,977
Warrants	18,605,999	128,434
Restricted stock	1,687,500	—
Potential conversion of Series A convertible preferred stock	—	3,788
Potential conversion of promissory notes payable	—	537,146
Total excluded shares	28,043,977	1,061,345